UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2025
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SiTime Corporation
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39135	02-0713868
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5451 Patrick Henry Drive
Santa Clara, California		95054
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 328-4400
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SITM	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of SiTime Corporation (the “Company”) was held on May 30, 2025 (the “Annual Meeting”). At the Annual Meeting the following three proposals, as described in the proxy statement for the Annual Meeting (the “Proxy Statement”), were submitted to a vote of the Company’s stockholders:
Proposal 1: stockholders approved the election of the following three Class II nominees to serve as directors until the 2028 annual meeting of stockholders or until their successors are duly elected and qualified:

	For	Withheld	Broker Non-Votes
Raman K. Chitkara	20,666,588	587,097	1,600,154
Katherine E. Schuelke	15,259,805	5,993,880	1,600,154
Rajesh Vashist	20,699,047	554,638	1,600,154
Proposal 2: stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
18,678,905	2,562,438	12,342	1,600,154
Proposal 3: stockholders approved the ratification of the appointment of Deloitte & Touche LLP, as independent registered public accounting firm for the fiscal year ending December 31, 2025:

For	Against	Abstain	Broker Non-Votes
22,840,023	3,562	10,254	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SiTime Corporation

Date:	May 30, 2025	By:	/s/ Vincent P. Pangrazio
Vincent P. Pangrazio
Executive Vice President, Chief Legal Officer and Corporate Secretary